UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 7, 2021
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Separation and Distribution Agreement Side Letter

In connection with the transactions (the “Transactions”) contemplated by that certain Separation and Distribution Agreement, dated as of April 14, 2021 (the “Separation and Distribution Agreement”), by and between VMware, Inc., a Delaware corporation (the “Company” or “VMware”), and Dell Technologies Inc., a Delaware corporation (“Dell”), each of the Company and Dell entered into a letter agreement (the “Separation and Distribution Agreement Side Letter”) which amended the Separation and Distribution Agreement to provide that the Distribution Date (as defined in the Separation and Distribution Agreement) shall be the later of (a) the 12th day following the satisfaction of the conditions set forth in Article VII of the Separation and Distribution Agreement and (b) November 1, 2021 (as more fully set forth in the Separation and Distribution Agreement Side Letter).
Each of the Company and Dell further agreed in the Separation and Distribution Agreement Side Letter that the VMware Special Dividend Amount (as defined in the Separation and Distribution Agreement) will be $11.5 billion, with such VMware Special Dividend Amount to be paid conditioned upon satisfaction of the Dividend Payment Conditions (as defined in the Separation and Distribution Agreement), including, among other things, receipt of opinions from independent firms regarding surplus and solvency matters, receipt of certain opinions by the Company and Dell concerning the federal income tax treatment of the Transactions, absence of legal restraints that prohibit, enjoin or make illegal the consummation of the Transactions, absence of pending litigation that would reasonably be expected to prohibit, impair or materially delay the ability of the Company or Dell to consummate the Transactions on the terms contemplated by the Separation and Distribution Agreement or that seeks material damages or another material remedy in connection with the Separation and Distribution Agreement or the Transactions, satisfaction of the Additional Dividend Conditions (as defined in the Separation and Distribution Agreement) and accuracy of representations and warranties and compliance with covenants, subject to certain materiality standards.
The foregoing description of the Separation and Distribution Agreement Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement Side Letter, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01    Other Events.

Stock Repurchase Program Termination and Authorization
On October 7, 2021, the Company terminated its existing stock repurchase program, under which $183 million of the Company’s Class A common stock remained authorized and unpurchased, and authorized a new stock repurchase program under which the Company will be authorized to repurchase up to $2 billion of the Company’s Class A common stock through the end of fiscal year 2024, in each case, effective upon the consummation of the Transactions. Stock repurchases may be made from time-to-time in open market transactions or privately negotiated transactions. The timing of any repurchase and the actual number of shares repurchased will depend on a variety of factors, including the Company’s stock price, corporate and regulatory requirements and other market and economic conditions.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

2.1	Letter Agreement, dated as of October 7, 2021, by and between VMware, Inc. and Dell Technologies Inc.
Cautionary Statement Regarding Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed Transactions, statements about the value of shares repurchased through VMware’s stock repurchase programs, the duration of such programs and the expectation for future repurchases, all other statements in this report, and the exhibits filed or furnished herewith, other than historical facts, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may be delayed in consummating or may not be able to complete the proposed Transactions on the terms described in the Separation and Distribution Agreement or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Separation and Distribution Agreement, (2) the failure to obtain adequate financing sources for the special dividend contemplated by the Separation and Distribution Agreement, (3) any other failure of the Company or Dell to meet the conditions to the consummation of the

Transactions described in the Separation and Distribution Agreement, (4) the failure of the Company to satisfy certain rating agency criteria, (5) the effect of the announcement of the Transactions on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the impact of the COVID-19 pandemic on VMware’s operations, financial condition, VMware’s customers, the business environment and the global and regional economies, (7) adverse changes in general economic or market conditions, (8) delays or reductions in consumer, government and information technology spending, (9) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing, modern application and security industries, as well as new product and marketing initiatives by VMware’s competitors, (10) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware, (11) rapid technological changes in the virtualization software and cloud, end user, modern application, security and mobile computing industries, (12) VMware’s customers’ ability to transition to new products, platforms, services, solutions and computing strategies in such areas as containerization, modern applications, intrinsic security and networking, cloud, digital workspaces, virtualization and the software defined data center, and the uncertainty of their acceptance of emerging technology, (13) VMware’s ability to enter into, maintain and extend strategically effective partnerships, collaborations and alliances, (14) the continued risk of litigation and regulatory actions, (15) VMware’s ability to protect its proprietary technology, (16) changes to product and service development timelines, (17) risks associated with cyber-attacks, information security and data privacy, (18) disruptions resulting from key management changes, (19) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers and (20) changes in VMware’s financial condition. The Company may not repurchase shares because of a number of factors, including but not limited to (1) fluctuations and volatility in VMware’s stock price, (2) the impact of macroeconomic conditions on VMware’s business and cash flows, (3) changes in VMware’s financial condition, (4) changes in business opportunities and priorities that could cause VMware to consider alternative uses of cash and (5) fluctuations in the level of cash held in the United States that is available for stock repurchases. These forward-looking statements are made as of the date of this Current Report, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8- K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report.

Additional Information and Where to Find It
The Company has prepared and filed with the SEC the Information Statement with respect to the approval of certain amendments to the Company’s certificate of incorporation and bylaws and the other matters described therein. The Information Statement was filed with the Securities and Exchange Commission (the “SEC”) on August 23, 2021. You may obtain copies of the Information Statement and all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://ir.vmware.com/.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 7, 2021

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President, Deputy General Counsel and Assistant Secretary